                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Boss Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               BOSS HOLDINGS, INC.
                  221 W. First Street, Kewanee, Illinois 61443

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 23, 1999

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Boss Holdings, Inc., a Delaware corporation (formerly known as Vista 2000, Inc.) (the "Company") will be held at the Board Room of Union Planters Bank N.A., 8182 Maryland Ave., First Floor, St. Louis, Missouri, 63105 on June 23, 1999, at 10:00 A.M. Central Daylight Time for the following purposes:

         1. To elect six directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

         2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 25, 1999.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on May 17, 1999, are entitled to notice of and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder, his agent or attorney for any purpose germane to the Annual Meeting upon written notice, and the list shall be available for inspection at the Annual Meeting by any shareholder that is present.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ James F. Sanders
                                       -----------------------
                                       James F. Sanders,
Dated: May 21, 1999                    Corporate Secretary


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. IF YOU SEND IN YOUR PROXY CARD AND DECIDE TO ATTEND THE MEETING TO VOTE YOUR SHARES IN PERSON, YOU STILL MAY DO SO.

                               BOSS HOLDINGS, INC.
                  221 W. First Street, Kewanee, Illinois 61443

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished to stockholders of Boss Holdings, Inc., a Delaware corporation (formerly known as Vista 2000, Inc.) (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies for use at the Annual Meeting of Stockholders (the "Meeting") scheduled to be held on Wednesday, June 23, 1999, at 10:00 A.M. local time at the Board Room of Union Planters Bank, N.A., 8182 Maryland Ave., First Floor, St. Louis, MO 63105, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are being mailed first to stockholders on or about May 21, 1999.

         The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing with the Secretary prior to the Meeting a written revocation or a duly executed proxy bearing a later date. Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the six director nominees named herein and, unless otherwise indicated, FOR each other proposal described in this proxy statement and in the accompanying notice of meeting.

VOTING RIGHTS AND VOTES REQUIRED

         The close of business on May 17, 1999, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of April 30, 1999, the Company had outstanding and entitled to vote approximately 1,949,072 shares of Common Stock, $0.25 par value per share ("Common Stock").

         A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held. Abstentions will be treated as Common Stock present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it does not have the discretionary authority as to certain Common Stock (a "broker nonvote"), those shares will not be considered present and entitled to vote with respect to that matter.

         When no instructions have been given on a proxy card with respect to a matter, the shares will be voted in the manner specified on the card.

         The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting in person or by proxy and entitled to vote at the Meeting will be required to approve the election of six directors of the Company, and ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 25, 1999. In determining whether a proposal has received the requisite number of affirmative votes, broker nonvotes will be disregarded and have no effect on the outcome of the vote. Abstentions will be included in the vote totals and, as such, will have the same effect as a negative vote.

VOTING OF PROXIES

         Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the directors of the Company, and FOR the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 25, 1999.

         The Board of Directors is not aware of any matter that will come before the Meeting other than as described above. However, if any such other matter is duly presented, in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of the proxy holders with respect to such matter properly coming before the Meeting.

REVOCATION OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised. Any proxy may be revoked in writing, or by a valid proxy bearing a later date, delivered to the Secretary of the Company or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

         The expenses of this solicitation will be paid by the Company. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of the Company, who will receive no additional compensation therefor. The Company will pay persons holding stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the expense of forwarding soliciting material to their principals.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         A Board of Directors consisting of six directors is to be elected by the stockholders at the Meeting, each to hold office until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified.

         The Board of Directors recommends the election of the six nominees named below, all of whom currently are directors of the Company. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the six nominees named below. The Board of Directors does not contemplate that any of the nominees will not be able to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

G. LOUIS GRAZIADIO, III      Age 49 - Chief Executive Officer and Chairman of
the Board of the Company since June 1996. He is also the Chairman and CEO of Ginarra Holdings, Inc., a holding company with investments through various corporations, and a director of Imperial Bancorp.

PERRY A. LERNER              Age 56 - Director since June  1996.  Mr. Lerner
is a Managing Director of Crown Capital Group, Inc., a New York-based investment company. A graduate of Harvard Law School and Claremont McKenna College, Mr. Lerner was a partner of the law firm O'Melveny & Myers from

1984-1996 and is a member of the State Bar of New York, State Bar of California and American Bar Association. Mr. Lerner also serves on the Board of Directors of Imperial Credit Industries, Inc. and Franchise Mortgage Acceptance Corp.

LEE E. MIKLES                Age 43 - Director since June 1996.  Mr. Mikles is
Chairman of Mikles/Miller Management, LLC, and Mikles/Miller Securities, LLC. Prior to the formation of that company, he headed Mikles/Miller Group, an affiliate of Shearson Lehman Brothers after serving as First Vice President of the Corporate Finance Department at Bateman Eichler, Hill Richards Inc. and as First Vice President with Drexel Burnham Lambert, Inc. from 1981 through 1989. Mr. Mikles also serves on the Board of Directors of Imperial Bancorp, Imperial Bank, Imperial Ventures and Coastcast Corporation.

PAUL A. NOVELLY              Age 55 - Director since June 1996. Mr. Novelly
controls Apex Oil Company, Inc. in St. Louis, MO with a refinery in Long Beach, CA; World Point Terminals Inc., a publicly-held Canadian company, which owns and operates petroleum storage facilities in the United States, the Netherlands and the Bahamas; and AIC, Limited, which, headquartered in Bermuda, trades petroleum products internationally through its office in Monaco. He also serves on the Board of Directors of Apex Oil Company, Inc., World Point Terminals Inc., Intrawest Corporation, Imperial Bancorp, Coastcast Corporation and Imperial Bank.

RICHARD D. SQUIRES           Age 41 - Director since June 1996.  Mr. Squires
serves as President of RS Holdings, Inc., a Dallas, Texas based real estate and high-yield investment company, and as President of R3 Realty Corporation, formerly Pace Membership Warehouse, Inc., a former subsidiary of K-Mart Corporation. Mr. Squires previously has served as Chief Financial Officer of Ft. Worth Holdings, Inc. and Vice President of Finance at American Hotels Corporation and Second Vice President of Finance at Punta Gorda Isles, Inc. Mr. Squires has a B.S. in Accounting from Pennsylvania State University, and a Masters of Business Administration from Harvard University.

SHYAM H. GIDUMAL             Age 40 - Director since November, 1997.
Mr. Gidumal served as President of the Company from November, 1997 until February, 1999, when he resigned in order to devote his attention to his other business endeavors. Mr. Gidumal has been the President of Strategic Turnarounds & Investment Corp. and Affiliates, a New York based consulting firm since 1992, and a Managing Director of Crown Capital Group, a New York based investment firm since 1997. From 1989 through 1992, Mr. Gidumal was a partner in the Boston Consulting Group. Mr. Gidumal is a graduate of Columbia University and Harvard Business School.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

DIRECTORS.    Information with respect to the current Directors of the Company is set forth above.

EXECUTIVE OFFICERS

         Following is a list of the names and ages of all the executive officers of the Company and its principal subsidiaries as of the date of this Proxy Statement, indicating all positions and offices with the Company held by each such person, and each such person's principal occupations or employment during the past five years.


-------------------------------------------------------------------------------------------------------------------
                               BOSS HOLDINGS, INC.
-------------------------------------------------------------------------------------------------------------------
        NAME                AGE                               POSITIONS AND OFFICES HELD AND
                                                    PRINCIPAL OCCUPATIONS OR EMPLOYMENT DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
G. Louis Graziadio, III      49     Chairman of the Board and Chief Executive  Officer of the Company since June
                                    1996. He is also the Chairman and CEO of Ginarra  Holdings,  Inc., a holding company with  investments  through various  corporations,  and a director of
                                    Imperial Bancorp.
----------------------------------------------------------------------------------------------------------------
J. Bruce Lancaster           43     Chief  Financial  Officer  since April 1998.  From 1995  through  1998,  Mr.
                                    Lancaster  was Vice  President  Finance  and  Administration  for Acme  Boot
                                    Company,  Inc.  Previously,   from  1989  to  1995,  he  served  in  various
                                    positions,   including   Vice   President   Finance  and  CFO,  with  Kinark
                                    Corporation, a public corporation traded on the American Stock Exchange.
----------------------------------------------------------------------------------------------------------------
                               SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------
Kenneth A. Fristad           57     President  of Boss  Manufacturing  Holdings,  Inc.  and  Boss  Manufacturing
                                    Company  since 1997.  He has held various  previous  titles,  most  recently
                                    General Manager, during his 30 year tenure with Boss Manufacturing Company.
----------------------------------------------------------------------------------------------------------------


RELATIONSHIP AMONG DIRECTORS OR EXECUTIVE OFFICERS

         Mr. Graziadio and Mr. Mikles are first cousins; otherwise, there are no family relationships existing between the officers and directors of the Company.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended December 26, 1998, ("Fiscal 1998"), the Board held four meetings. All directors attended at least 75% of the Board meetings, except for Mr. Novelly who attended two of the Board meetings.

         The Company has standing Audit and Compensation Committees of the Board. Although the Company has no standing Nominating Committee, the Board of Directors will consider director nominees recommended by stockholders. Such recommendations should be sent to the Company, to the attention of the Secretary.

         The members of the Audit Committee are Messrs. Mikles and Squires. The Committee reviews with Grant Thornton LLP, the Company's independent auditors, the Company's financial statements and internal accounting procedures, Grant Thornton LLP's auditing procedures and fees, and the possible effects of professional services upon the independence of Grant Thornton LLP. The Audit Committee held two meetings during Fiscal 1998.

         The members of the Compensation Committee are Messrs. Lerner and Novelly. The Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's senior management. The Compensation Committee also makes determinations under the Company's various plans providing incentive compensation for management. See "EXECUTIVE COMPENSATION." The Compensation Committee held one meeting during Fiscal 1998.

COMPENSATION OF DIRECTORS

         During Fiscal 1998, each of the Company's directors earned an annual stipend of $15,000, and directors' fees of $5,000 per quarter. The Fiscal 1998 compensation earned by each of the directors totaled $35,000. The total compensation earned by all directors during Fiscal 1998 was $210,000. The Company also reimburses its directors for reasonable expenses incurred in connection with attending Board and Board committee meetings. Except as described under "Directors' Stock Options" below, the Company had no other compensation arrangements with directors during Fiscal 1998.

         The Board has reduced the base compensation to directors for service during 1999. Directors will continue to receive an annual stipend of $15,000, but quarterly directors' fees are reduced to $2,000 per quarter. In addition, the Company will pay compensation of $1,200 per special Board meeting attended (i.e., non-regularly scheduled meeting) or for more than four regular board meetings per year. Committee members are to receive compensation of $500 per committee meeting attended.

DIRECTORS' STOCK OPTIONS

         Pursuant to the affirmative vote of shareholders at the Company's most recent Annual Meeting, the Company has adopted the 1998 Non-Employee Director Stock Option Plan (the "1998 Director Plan") under which the Company may issue non-qualified options for the purchase of up to a total of 90,000 shares of Common Stock. During Fiscal 1998, none of such options were issued.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

To the best of the Company's knowledge, for the fiscal year ended December 26, 1998: (i) Shyam H. Gidumal and G. Louis Graziadio each filed a report on Form 5 reporting one late transaction during 1998 relating to exercise of stock options; (ii) G. Louis Graziadio untimely filed a report on Form 5 reporting one late transaction occurring during 1997 relating to exercise of stock options; and (iii) J. Bruce Lancaster untimely filed a report on Form 5 reporting transactions which occurred in 1998, but were exempt from reporting on Form 4. To the Company's best knowledge, all other Forms 3, 4 or 5 required to be filed during Fiscal 1998 were filed on a timely basis.


EXECUTIVE COMPENSATION

COMPENSATION TABLES

         The compensation paid in Fiscal 1998 to the Company's Chief Executive Officer and to each of the other executive officers and of the subsidiaries whose total compensation exceeded $100,000 are as follows:


--------------------------------------------------------------------------------------------------------------------------------
                                                 1998 SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                       BOSS HOLDINGS, INC.
--------------------------------------------------------------------------------------------------------------------------------
                                                             Other Annual                                               All
                                                                Compen-                                                Other
  Name and Principal        Year              Annual            sation              Long-Term Compensation             Compen-
      Position                             Compensation           ($)               ----------------------             sation
                                         ------------------                                                              ($)
                                         Salary     Bonus                          Awards            Payouts
                                          ($)        ($)                  ----------------------     --------
                                                                           Restricted    Options       LTIP
                                                                             Stock         SARs       Payout
                                                                             Awards       (#)(4)        ($)
--------------------------------------------------------------------------------------------------------------------------------
G. Louis Graziadio,         1998          -0-        -0-          -0-          -0-          -0-         -0-              35,000
III(1) CEO and              1997          -0-        -0-          -0-          -0-        96,000        -0-             465,000
Chairman of the Board       1996          -0-        -0-          -0-          -0-          -0-         -0-             138,000
--------------------------------------------------------------------------------------------------------------------------------
Shyam H. Gidumal,           1998          -0-        -0-          -0-          -0-          -0-         -0-             136,000
President(2)                1997          -0-        -0-          -0-          -0-        96,000        -0-           1,035,000
                            1996          -0-        -0-          -0-          -0-          -0-         -0-             308,000

--------------------------------------------------------------------------------------------------------------------------------
J. Bruce Lancaster,         1998        92,192       -0-          -0-          -0-          -0-         -0-              38,665
CFO(3)
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                    THE SUBSIDIARIES
--------------------------------------------------------------------------------------------------------------------------------
                                                             Other Annual                                               All
                                                                Compen-                                                Other
  Name and Principal        Year              Annual            sation              Long-Term Compensation             Compen-
      Position                             Compensation           ($)               ----------------------             sation
                                         ------------------                                                              ($)
                                         Salary     Bonus                          Awards            Payouts
                                          ($)        ($)                  ----------------------     --------
                                                                         Restricted    Options         LTIP
                                                                           Stock        SARs          Payout
                                                                           Awards       (#)            ($)
--------------------------------------------------------------------------------------------------------------------------------
Ken Fristad, President of   1998       125,000     37,500      -0-          -0-          -0-            -0-             1,242
BMHI Subsidiary             1997        95,865     48,000      -0-          -0-          -0-            -0-              -0-

--------------------------------------------------------------------------------------------------------------------------------



(1) On June 6, 1996, Mr. Graziadio was elected Chief Executive Officer by the Board of Directors. Compensation for his services is as periodically determined by the Board's Compensation Committee, based on the type and extent of services provided by Mr. Graziadio.

(2) Fiscal 1998 compensation for Mr. Gidumal includes $35,000 he earned in director's fees. All other compensation shown for Mr. Gidumal was paid to companies in which Mr. Gidumal is a principal for activities prior to Mr. Gidumal being elected as an officer and director. (See Item 13. Certain Relationships and Related Transactions.) Mr. Gidumal was elected President of the Company effective November 1, 1997 and he resigned from such position effective February 3, 1999, in order to devote his attention to his other business endeavors.

(3) Mr. Lancaster was appointed Chief Financial Officer of the Company in April 1998. Other compensation paid to Mr. Lancaster consisted primarily of relocation expenses and associated tax payments reimbursed by the Company in 1998.

(4)      All figures in this column reflect options to purchase shares of Common
         Stock.

         Pursuant to the affirmative vote of shareholders at the Company's 1998 Annual Meeting of Stockholders, the Company has adopted its 1998 Incentive Stock Option Plan (the "1998 Plan") under which the Company may issue qualified or non-qualified stock options to employees, consultants and other key persons for the purchase of up to a total of 210,000 shares of Common Stock. During Fiscal 1998, none of such options were granted to any Executive Officers or others. During 1997, 96,000 options were granted under the Company's 1993 Incentive Stock Option Plan to the Executive Officers of the Company and its subsidiaries. The Company has no stock appreciation rights ("SARs") outstanding.

         The following sets forth the value of options exercised during the year and unexercised options held by the named executive officers on December 26, 1998:

               AGGREGATED OPTIONS/SAR EXERCISES IN THE LAST FISCAL
                   YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


-------------------------------------------------------------------------------------------------------------
       Name               Shares Acquired       (1)            (2) Number of                  (1)
                            on Exercise        Value       Securities Underlying      Value of Unexercised
                                              Realized         Unexercised         In-the-Money Options/SARs
                                                ($)       Options/SARs at Fiscal      at Fiscal Year-End
                                                                 Year End                     ($)
                                                          ---------------------------------------------------
                                                                Exercisable/              Exercisable/
                                                               Unexercisable             Unexercisable
-------------------------------------------------------------------------------------------------------------
G. Louis Graziadio III        48,000          39,000              0 / 0                      0 / 0
-------------------------------------------------------------------------------------------------------------
Shyam H. Gidumal              48,000          39,000              0 / 0                      0 / 0
-------------------------------------------------------------------------------------------------------------


(1) Assumes a market price of $1.57 per share based on unofficial trading history less the option exercise price of $.75 per share.

(2)      All figures in this column reflect options to purchase shares of Common
         Stock.

EMPLOYMENT AGREEMENTS

         The Company does not have an employment agreement with any executive officer of the Company.

REPORT OF COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION

         The following report of the Compensation Committee required by the rule of the SEC to be included in the Proxy Statement shall not be deemed incorporated by reference by any statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

EXECUTIVE COMPENSATION PHILOSOPHY:

         The Company has not formally adopted an executive compensation philosophy. Due to the changing character of the Company, as it has proceeded through a period of reorganization and transition, the Board has maintained the executive decision-making functions using the services of Mr. Graziadio and a select group of outside consultants. As the Company moves to develop and revise its overall business strategy, the executive compensation philosophy will be formalized.

EICP:

         The Company does not have an Executive Incentive Compensation Plan. Recommendations for executive compensation are made by the Board's Compensation Committee and approved by the Board on an as-needed basis. The Company from time-to-time has retained Johnson & Associates, a management and benefits consultant, to provide advice on the type and amount of compensation to be paid to executive officers, directors and consultants.

EXECUTIVE OFFICER COMPENSATION:

         The Company's Fiscal 1998 and current total compensation programs for executive officers may consist of both cash and stock-based compensation. The annual cash compensation and any incentive bonuses are decided by vote of the Board on a discretionary basis. Executive compensation in the form of stock options is included under the Company's 1998 Incentive Stock Option Plan, as amended. Under this Plan, the number of Options granted and vesting periods are decided at the discretion of the Compensation Committee of the Board of Directors. The Company's Compensation Committee consists of Perry A. Lerner and Paul A. Novelly.

CHIEF EXECUTIVE OFFICER COMPENSATION:

         Compensation paid to Mr. Graziadio as Chief Executive Officer during Fiscal 1998 consisted solely of $35,000 in director's fees.

STOCK PRICE PERFORMANCE GRAPH

         The following graph sets forth a comparison of the cumulative total return to stockholders on the Common Stock during the four year and two month period ended December 26, 1998, based on the market price thereof and taking into account all stock splits in the form of stock dividends paid through Fiscal 1998, with the cumulative total return of companies on the NASDAQ Stock Market and NASDAQ companies comprising SIC Codes 3420-3429 (cutlery, hand tools and general hardware).

            Date            Boss Holdings,   NASDAQ          NASDAQ
                                Inc.       Stock Market       Stocks
                                           (US Companies)  (SIC 3420-3429
                                                             US Companies)
           10/25/94                100          100                100
           10/26/94             92.486      100.706             97.915
           11/25/94             78.613       98.273             96.598
           12/23/94             67.497       98.222             93.045
            1/26/95             43.856      100.386             86.075
            2/24/95             46.597      105.043             87.785
            3/24/95              54.82      108.744             84.275
            4/26/95             45.227      110.966             85.954
            5/26/95             65.784      115.843             87.145
            6/26/95            117.863      123.308             84.512
            7/26/95            153.496       132.93             78.917
            8/25/95            145.273      135.918             81.179
            9/26/95             137.05      138.348             78.058
           10/26/95             135.68      135.815             70.714
           11/24/95            179.536      137.573              75.33
           12/26/95            211.057      140.464             68.982
            1/26/96            235.726      139.025             66.847
            2/26/96             246.69      148.686             68.136
            3/26/96            282.323       145.44              72.15
            4/26/96             75.378      159.047             75.343
            5/24/96             37.004      167.527             84.102
            6/26/96             32.207      154.992             76.603
            7/26/96              9.249      145.059             78.876
            8/26/96              9.249      153.037             81.968
            9/26/96              9.249      165.203             83.021
           10/25/96              2.312      163.345             86.964
           11/26/96              1.156      171.744             89.122
           12/26/96              1.156      173.836             96.274
            1/24/97              1.156      183.039            100.156
            2/26/97              1.850      179.522            105.637
            3/26/97              1.156       169.97            108.027
            4/25/97              1.850      161.891             95.899
            5/23/97              2.220      186.331             98.715
            6/26/97              3.699      192.784            107.593
            7/25/97              4.624      210.699            101.734
            8/26/97              1.156      214.185            113.014
            9/26/97              4.624      225.996            109.499
           10/24/97              1.156      222.284            115.431
           11/26/97              2.312      214.915            116.422
           12/26/97              1.480      204.112            118.072
            1/26/98              1.156      210.859            126.544
            2/26/98              2.312      240.337            126.913
            3/26/98              1.156      247.086            130.986
            4/24/98              2.312      252.199            125.746
            5/26/98              1.156      239.214            108.165
            6/26/98              1.445      251.425            108.252
            7/24/98              1.480      259.604             95.438
            8/26/98              1.156      238.776             88.384
            9/25/98              2.405      236.816             87.246
           10/26/98              1.850      234.341             72.521
           11/25/98              1.295      269.524             78.101
           12/24/98              1.133      294.858             76.423




Notes to Performance Graph:

         A. Information concerning the NASDAQ index, comparative industry index and Company stock prices prior to its delisting from NASDAQ as of 5/31/96 were provided by the CENTER FOR RESEARCH IN SECURITY PRICES.

         B. Information concerning the Company's stock price since 5/31/96 is based on unofficial month-end pricing obtained by the Company from over-the-counter sources, including internet stock-price services.

         C. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

         D. The indexes are reweighted daily, using the market capitalization on the previous trading day.

         E. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

         F. The index levels for all series were set to $100.00 on 10/25/94.

         G.        Produced on 5/13/99 including data to 12/26/98.

There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will neither make nor endorse any predictions as to future stock performance.

         The Stock Price Performance Graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In July 1996, the Board of Directors contracted with a turnaround management company, S. Gidumal & Company, Inc., and its affiliate, Strategic Turnarounds & Investment Corp. (collectively "STIC"), to assist with the restructuring of the Company, including operations, financing, litigation, strategic planning and divestitures. Mr. Shyam Gidumal is a principal with STIC and in September 1996 became a member of the Board of Directors of ACPI and other subsidiaries of ACPI. In November, 1997, Mr. Gidumal became a member of the Board of Directors of the Company and was elected President of the Company. STIC was involved in the resolution of certain class action litigation involving the Company, sale of the assets of the FSPI subsidiary, financing transactions involving the Company's ACPI and Alabaster subsidiaries, and the sale of the key and numbers, letters and signs business of ACPI. STIC received payments for its services in the approximate amounts of $101,000 and $1,035,000, respectively, during 1998 and 1997.

         The Company has received a claim for payment of legal fees from former members of the Company's Board of Directors, pursuant to inquiries made by the SEC and other litigation matters. The Company has refused to pay such amounts because it believes the nature of the actions taken by such persons do not qualify for indemnification by the Company. The Company may be required to pay certain of these legal fees but does not believe them material in amount.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth, as of January 31, 1999, certain information regarding the beneficial ownership of Common Stock by (i) each person known by the Company to be beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group.


     -----------------------------------------------------------------------------------
     NAME AND ADDRESS OF BENEFICIAL OWNER (1)               COMMON STOCK BENEFICIALLY
                                                                       OWNED
     -----------------------------------------------------------------------------------
                                                         NO. OF SHARES       % OF CLASS
     -----------------------------------------------------------------------------------
      MR. G. LOUIS  GRAZIADIO, III (2)                     191,648               9.9%
      2325 Palos Verdes Drive West,  Suite 211
      Palos Verdes Estates, CA  90274
     -----------------------------------------------------------------------------------
      MR. PERRY A. LERNER                                   21,000               1.1%
      660 Madison Ave., New York, NY  10022
     -----------------------------------------------------------------------------------
      MR. LEE E. MIKLES                                     79,283               4.1%
      1801 Century Park East, Suite 460
      Los Angeles, CA  90067
     -----------------------------------------------------------------------------------
      MR. PAUL A. NOVELLY (3)                                  --                 --
      8182 Maryland Ave., St. Louis, MO 63105
     -----------------------------------------------------------------------------------
      MR. RICHARD D. SQUIRES                                79,283               4.1%
      4229 Cochran Chapel, Dallas, TX 75209
     -----------------------------------------------------------------------------------
      MR. SHYAM H. GIDUMAL                                 154,283               7.9%
      660 Madison Ave., New York, NY  10022
     -----------------------------------------------------------------------------------
      MR. J. BRUCE LANCASTER                                 2,600                *
      221 W. First St., Kewanee, IL  61443
     -----------------------------------------------------------------------------------
      MR. KENNETH A. FRISTAD                                 2,000                *
      221 W. First St., Kewanee, IL  61443
     -----------------------------------------------------------------------------------
      ALL  DIRECTORS AND EXECUTIVE OFFICERS AS A           530,097              27.3%
      GROUP (8 Persons)
     -----------------------------------------------------------------------------------


-------------
 (1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial" owner of securities if he or she has or shares the power to vote or direct the voting of such securities or the power to direct the disposition of such securities. More than one person may be deemed to be a beneficial owner of the same securities.

 (2) Mr. Graziadio disclaims the beneficial ownership of approximately 74,648 of these shares which are owned by Ginarra Holdings, Inc., as to which Mr. Graziadio has sole voting and investment power, but disclaims any pecuniary interest. Does not include 52,453 shares (2.7% of shares outstanding) which are owned by Graziadio Family Trust, a trust established by Mr. Graziadio, but as to which he is neither a trustee nor a beneficiary. Mr. Graziadio disclaims beneficial ownership of all shares owned by Graziadio Family Trust.

 (3) Does not include 87,283 shares (4.5% of shares outstanding), which are owned by Novelly Exempt Trust, an irrevocable trust established by Mr. Novelly, but as to which he is not a trustee and does not have the right to name or replace the trustee. Mr. Novelly disclaims beneficial ownership of the shares owned by Novelly Exempt Trust.

 *       Number of shares owned is less than 1% of shares outstanding.

                                 PROPOSAL NO. 2
         APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT
             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 1999.

         The firm of Grant Thornton LLP, Certified Public Accountant, served as the independent auditors of the Company for Fiscal 1998, and the Board of Directors recommends the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 25, 1999. This recommendation will be presented to the stockholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal. If the stockholders do not approve this selection, the Board will consider other firms for this engagement. The Company has not yet formally engaged Grant Thornton LLP for these services and the actual engagement will be dependent upon reaching a satisfactory agreement with the accounting firm on all terms, including the fees to be charged.

         The Company has been advised by Grant Thornton LLP that a representative may be present at the Meeting and, if present, will be available to respond to appropriate questions. In addition, the Company would provide such representative an opportunity to make any statements if he should so desire.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                  THE APPOINTMENT OF GRANT THORNTON LLP AS THE
                  COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL
                  YEAR ENDING DECEMBER 25, 1999.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 24, 1999 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

                                    FORM 10-K

         THE COMPANY, UPON WRITTEN REQUEST, WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 26, 1998. REQUESTS SHOULD BE DIRECTED TO:

                                 Bruce Lancaster
                             Chief Financial Officer
                               Boss Holdings, Inc.
                               221 W. First Street
                                Kewanee, IL 61443

                                 OTHER BUSINESS

         The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ James F. Sanders
                                       -----------------------
                                       James F. Sanders,
                                       Corporate Secretary

Dated:  May 21, 1999

                              BOSS HOLDINGS, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby constitutes and appoints G. Louis Graziadio, III and James F. Sanders, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of Boss Holdings, Inc. (formerly known as Vista 2000, Inc.), a Delaware corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Board Room of Union Planters Bank N.A., 8182 Maryland Ave., First Floor, St. Louis, Missouri 63105 at 10:00 A.M. Central Daylight Time, on Wednesday, June 23, 1999, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

    This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of proposals 1, 2 and 3.

1.   ELECTION OF DIRECTORS   Nominees: G. Louis Graziadio, III, Perry A. Lerner, Lee E. Mikles, Paul A. Novelly, Shyam H. Gidumal,
                                      Richard D. Squires

     / / VOTE FOR ALL THE NOMINEES, EXCEPT                          / / VOTE WITHHELD FROM ALL NOMINEES
     vote withheld from the following nominees (if any)

2.   Ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 25,
     1999.

     / / FOR                        / / AGAINST                        / / ABSTAIN

3.   In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

     / / FOR                        / / AGAINST                        / / ABSTAIN

                                              Dated ______________________, 1999
                                              __________________________________
                                              Signature of Stockholder
                                              __________________________________
                                              Signature of Additional
                                              Stockholder if held jointly

                                              THIS PROXY MUST BE SIGNED EXACTLY
                                              AS THE NAME APPEARS HEREON. WHEN
                                              SHARES ARE HELD BY JOINT TENANTS,
                                              BOTH SHOULD SIGN. IF THE SIGNER IS
                                              A CORPORATION, PLEASE SIGN FULL
                                              CORPORATE NAME BY AN AUTHORIZED
                                              OFFICER, GIVING FULL TITLE. IF A
                                              PARTNERSHIP, PLEASE SIGN IN FULL
                                              PARTNERSHIP NAME BY AUTHORIZED
                                              PERSON.

 PLEASE MARK, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.